SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(D) of the
                 Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 6, 2004

                    Patriot National Bancorp, Inc.

          (Exact name of registrant as specified in its charter)


       Connecticut                000-29599             06-1559137
 (State or other jurisdiction    (Commission         (I.R.S. Employer
     of incorporation)            File Number)        Identification No.)


                900 Bedford Street, Stamford, CT  06901
           (Address of principal executive offices) (Zip code)


                           (203) 324-7500
          (Registrant's telephone number, including area code)


                                N/A
     (Former name or former address, if changed since last report)


  ITEM 9 Regulation FD disclosure (information provided under Item 12)
       ------------

       In a press release attached to this 8-K, the Company announced earnings results.











                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         PATRIOT NATIONAL BANCORP, INC.

         Registrant


February 9, 2004

               /s/ Robert F. O'Connell
             ----------------------------------
             Robert F. O'Connell
             Its:  Senior Executive Vice President
                   and Chief Financial Officer